                                                                    EXHIBIT 99.1

                           Georgia-Pacific Corporation
                       Building Products Plants and Mills
                  Capacities are stated as of December 29, 2001


     Structural Panel Plants:  23
     ----------------------------                                      Oriented Strand Board Plants:  7
     Softwood Plywood Plants:  16                                      2,335,000,000 sq. ft. annual capacity, 3/8" basis
     5,521,000,000 sq. ft. annual capacity, 3/8" basis                 2,180,000,000 sq. ft. 2001 shipments        Capacity:  sq.ft.
     4,866,000,000 sq. ft. 2001 shipments     capacity sq. ft.         -------------------------------------------------------------
     ---------------------------------------------------------
     Alabama                                                           Arkansas

     Peterman .................................... 315,000,000         Fordyce ........................................ 450,000,000

     Talladega ................................... 322,000,000         Woodland ....................................... 200,000,000

     Arkansas                                                          Mississippi

     Crossett .................................... 680,000,000         Grenada ........................................ 375,000,000

     Fordyce ..................................... 310,000,000         North Carolina

     Florida                                                           Dudley ......................................... 170,000,000

     Hawthorne ................................... 370,000,000         Virginia

     Georgia                                                           Brookneal ...................................... 400,000,000

     Madison ..................................... 367,000,000         Skippers ....................................... 365,000,000

     Monticello .................................. 347,000,000         West Virginia

     Warm Springs ................................ 340,000,000         Mt. Hope ....................................... 375,000,000

     Mississippi

     Gloster ..................................... 285,000,000
                                                                       Industrial Panel Plants: 17
     Louisville .................................. 290,000,000         ---------------------------
                                                                       Hardboard Plants:  3
     Taylorsville ................................ 355,000,000         660,000,000 sq. ft. annual capacity, 1/8" basis
                                                                       699,000,000 sq. ft. 2001 shipments        Capacity:  sq. ft.
     North Carolina                                                    ------------------------------------------------------------

     Dudley ...................................... 366,000,000         Minnesota

     Whiteville .................................. 328,000,000         Duluth ......................................... 280,000,000

     South Carolina                                                    South Carolina

     Prosperity .................................. 250,000,000         Catawba ........................................ 290,000,000

     Russellville ................................ 260,000,000         Wisconsin

     Virginia                                                          Phillips .......................................  90,000,000

     Emporia ..................................... 336,000,000





                           Georgia-Pacific Corporation
                 Building Products Plants and Mills (continued)


Particleboard Plants:  8                                             Medium density Fiberboard Plants:  3
1,362,000,000 sq. ft. annual capacity, 3/4"  basis                   296,000,000 sq. ft. annual capacity,3/4" basis
977,000,000 sq. ft. 2001 shipments          Capacity:  sq. ft.       269,000,000 sq. ft. 2001 shipments             Capacity: sq.ft.
--------------------------------------------------------------       ---------------------------------------------------------------
Georgia                                                              Georgia

Monticello .......................................  62,000,000       Monticello ........................................  36,000,000

Vienna ........................................... 150,000,000       South Carolina

Michigan                                                             Holly Hill ........................................ 100,000,000

Gaylord .......................................... 270,000,000       Canada

Mississippi                                                          Sault Sainte Marie, Ontario ....................... 160,000,000

Louisville ....................................... 160,000,000

Oxford ........................................... 200,000,000

Taylorsville ..................................... 185,000,000       Hardwood Plywood Plants:  2
                                                                     395,000,000 bd. ft. annual capacity, surface measure basis
South Carolina                                                       310,000,000 bd. ft. 2001 shipments            Capacity:  sq.ft.
                                                                     ---------------------------------------------------------------
Russellville ..................................... 185,000,000       Georgia

Canada                                                               Savannah .......................................... 155,000,000

Bancroft, Ontario ................................ 150,000,000       Oregon

                                                                     Eugene ............................................ 240,000,000

Softboard Plant:  1
250,000,000 sq. ft. annual capacity, 1/2" basis                      Other Wood Panel Plants:  2
227,000,000 sq. ft. 2001 shipments          Capacity:  sq. ft.       Panel Processing Operations:  2
--------------------------------------------------------------       228,000,000 sq. ft. annual capacity
                                                                     41,000,000 sq. ft. 2001 shipments            Capacity:  sq. ft.
Virginia                                                             ---------------------------------------------------------------

Jarratt .......................................... 250,000,000       Mississippi

                                                                     Eupora (cut-to-size) ............................... 28,000,000

                                                                     Oxford (thermally fused melamine)                   200,000,000

                           Georgia-Pacific Corporation
                 Building Products Plants and Mills (continued)

Lumber Mills: 33
----------------

Southern Pine Sawmills: 18                                           Southern Pine Stud Mills: 4
---------------------------
1,606,000,000 bd. ft. annual capacity                                283,000,000 bd. ft. annual capacity
1,322,000,000 bd. ft. 2001 shipments         Capacity: bd. ft.       219,000,000 bd. ft. 2001 shipments            Capacity: bd. ft.
--------------------------------------------------------------       ---------------------------------------------------------------
Alabama                                                              Arkansas

Fayette .........................................  122,000,000       Crossett..........................................   70,000,000

Arkansas                                                             Georgia

El Dorado .......................................  110,000,000       Monticello........................................   74,000,000

Florida                                                              Mississippi

Cross City ......................................   84,500,000       Taylorsville......................................   67,000,000

Palatka .........................................   76,000,000       South Carolina

Georgia                                                              Russellville......................................   72,000,000

Claxton .........................................   85,000,000       Western Softwood Sawmills: 3
                                                                     437,000,000 bd. ft. annual capacity
Sterling ........................................  106,000,000       375,000,000 bd. ft. 2001 shipments            Capacity:  bd ft.
                                                                     ---------------------------------------------------------------
Warrenton .......................................   85,000,000       California

Mississippi                                                          Ft. Bragg.........................................  144,000,000

Bay Springs .....................................  123,500,000       Oregon

Columbia ........................................  115,000,000       Coos Bay..........................................  173,000,000

New Augusta .....................................  100,000,000       Philomath.........................................  120,000,000

Roxie ...........................................  104,500,000

North Carolina                                                       Southern Hardwood Sawmills: 2
                                                                     39,000,000 bd. ft. annual capacity
Ahoskie .........................................   78,000,000       34,000,000 bd. ft. 2001 shipments             Capacity:  bd ft.
                                                                     ---------------------------------------------------------------
Creedmoor .......................................   71,000,000       North Carolina

Dudley ..........................................   83,500,000       Bowdens...........................................   19,000,000

Whiteville ......................................   72,000,000       Enfield...........................................   20,000,000

South Carolina

McCormick .......................................   70,000,000       Appalachian Hardwood Sawmills: 5
                                                                     87,000,000 bd. ft. annual capacity
Prosperity ......................................   85,000,000       99,588,000 bd. ft. 2001 shipments             Capacity:  bd.ft.
                                                                     ---------------------------------------------------------------
Virginia                                                             Pennsylvania

Wakefield .......................................   35,000,000       Marble............................................   18,000,000

                                                                     Virginia

Eastern Softwood Sawmill: 1                                          Buena Vista.......................................   14,000,000
66,000,000 bd. ft. annual capacity
384,000 bd. ft. 2001 shipments              Capacity:  bd. ft.       West Virginia
--------------------------------------------------------------
Maine                                                                Green Valley......................................   20,000,000

Woodland.........................................   66,000,000       Rainelle..........................................   18,000,000

                                                                     Richwood..........................................   17,000,000

                           Georgia-Pacific Corporation
                 Building Products Plants and Mills (continued)


Other Lumber Facilities 10
--------------------------
Laminated Veneer Lumber Mill: 1
5,200,000 cu. ft. annual capacity
5,200,000 cu. ft. 2001 shipments              Capacity: cu. ft.
---------------------------------------------------------------

North Carolina

Roxboro............................................   5,200,000

Lumber Planing Operations: 2
50,000,000 sq. ft. annual capacity
34,000,000 sq. ft. 2001 shipments             Capacity: sq. ft.
---------------------------------------------------------------


Mississippi

Tylertown..........................................  27,000,000

Virginia

Suffolk............................................  23,000,000

I Beam Manufacturing Operations: 2

48,000,000 l. ft. annual capacity
48,000,000 l. ft. 2001 shipments               Capacity: l. ft.
---------------------------------------------------------------

Florida

Ocala..............................................  24,000,000

North Carolina

Roxboro............................................  24,000,000

Pressure Treating Facilities: 5
269,000,000 bd. ft. annual capacity
253,000,000 bd. ft. 2001 shipments*           Capacity: bd. ft.
---------------------------------------------------------------


Alabama

Athens.............................................  46,500,000

Georgia

Sterling...........................................  30,000,000

North Carolina

Henderson..........................................  90,300,000

Roanoke Rapids.....................................  43,700,000

South Carolina

Rock Hill..........................................  58,500,000


* 2001 shipments do not include contract treating facilities

                           Georgia-Pacific Corporation

Gypsum
------

Gypsum Board Plants:  18                                            Gypsum Plaster Mills (at gypsum board plants)
------------------------
6,546,000,000 sq. ft. annual capacity                               483,000 tons annual capacity
4,152,000,000 sq. ft. 2001 shipments        Capacity:  sq. ft.      453,000 tons 2001 shipments                Capacity:   tons
--------------------------------------------------------------      -----------------------------------------------------------
California                                                          California

Antioch........................................... 340,000,000      Antioch............................................  30,000

Long Beach*....................................... 330,000,000      Long Beach.........................................  70,000

Georgia                                                             Georgia

Brunswick......................................... 570,000,000      Brunswick..........................................  30,000

Savannah*......................................... 300,000,000      Kansas

Indiana                                                             Blue Rapids........................................ 248,000

Wheatfield........................................ 500,000,000      New Jersey

Iowa                                                                Camden.............................................  40,000

Fort Dodge........................................ 390,000,000      Utah

Kansas                                                              Sigurd.............................................  65,000

Blue Rapids*...................................... 160,000,000

Nevada

Las Vegas......................................... 270,000,000      Other Gypsum Plants: 6
                                                                    ----------------------
New Hampshire                                                       Fire Door Core Plants:  2
                                                                    650,000 cores annual capacity
Newington ........................................ 600,000,000      306,000 cores 2001 shipments              Capacity:   cores
                                                                    -----------------------------------------------------------
New Jersey
                                                                    Missouri
Camden ........................................... 316,000,000
                                                                    Cuba .............................................. 335,000
Texas
                                                                    Oregon
Acme* ............................................ 645,000,000
                                                                    Canby ............................................. 315,000
Sweetwater ....................................... 320,000,000

Utah

Sigurd* .......................................... 160,000,000
                                                                    Gypsum Joint System Plants:  4
Washington
                                                                    131,000 tons annual capacity
Tacoma ........................................... 400,000,000      66,000 tons 2001 shipments                 Capacity:   tons
                                                                    -----------------------------------------------------------
Wyoming
                                                                    Florida
Lovell ........................................... 300,000,000
                                                                    Ft. Lauderdale .................................... 14,000
Canada
                                                                    Georgia
Caledonia, Ontario (East) ........................ 475,000,000
                                                                    Marietta .......................................... 39,000
Edmonton, Alberta ................................ 250,000,000
                                                                    Texas
Surrey, British Columbia ......................... 220,000,000
                                                                    Acme (at gypsum board plant) ...................... 30,000

                                                                    Virginia

                                                                    Milford ........................................... 28,000

                                                                    Canada

* Plant indefinitely idled in 2001.                                 Longueuil, Quebec ................................. 20,000


                           Georgia-Pacific Corporation
                 Building Products Plants and Mills (continued)

Chemicals
---------
Formaldehyde Plants: 16                                              Thermosetting Resin Plants: 17
2,785,000,000 lbs. annual capacity                                   3,874,000,000 lbs. annual capacity
2,283,000,000 lbs. 2001 shipments               Capacity: lbs.       3,465,000,000 lbs. 2001 shipments            Capacity: lbs.
--------------------------------------------------------------       -----------------------------------------------------------
Arkansas                                                             Arkansas

Crossett .....................................     180,000,000       Crossett ..................................   258,000,000

Georgia                                                              California

Vienna .......................................     120,000,000       Elk Grove .................................    55,000,000

Michigan                                                             Ukiah .....................................   160,000,000

Beaver Creek .................................     145,000,000       Georgia

Mississippi                                                          Savannah (Port Wentworth) .................   180,000,000

Louisville ...................................     150,000,000       Vienna ....................................   250,000,000

Taylorsville .................................     290,000,000       Michigan

North Carolina                                                       Beaver Creek ..............................   251,000,000

Conway .......................................     159,000,000       Mississippi

Healing Springs ..............................     175,000,000       Louisville ................................   295,000,000

Ohio                                                                 Taylorsville ..............................   225,000,000

Columbus .....................................     235,000,000       North Carolina

Oregon                                                               Conway ....................................   375,000,000

Albany .......................................     178,000,000       Ohio

White City ...................................     288,000,000       Columbus ..................................   110,000,000

South Carolina                                                       Oregon

Rock Hill ....................................     104,000,000       Albany ....................................   235,000,000

Russellville .................................     278,000,000       Eugene ....................................   160,000,000

Texas                                                                White City ................................   235,000,000

Houston ......................................     110,000,000       South Carolina

Lufkin .......................................     145,000,000       Russellville ..............................   325,000,000

South Africa                                                         Texas

Umbogintwini, Natal* .........................     108,000,000       Lufkin ....................................   330,000,000

South America                                                        South Africa

Concordia, Argentina .........................      77,000,000       Umbogintwini, Natal* ......................   168,000,000

Concepcion, Chile ............................     151,000,000       South America

                                                                     Concordia, Argentina ......................   143,000,000

                                                                     Concepcion, Chile .........................   287,000,000

*Unconsolidated Joint Venture capacity and shipments not included in totals.

                           Georgia-Pacific Corporation
                 Building Products Plants and Mills (continued)

Other Building Products Facilities
Roofing Plant - Felt: 1                                         Other Paperboard Mills - Gypsum Paperboard (G): 4
30,000 tons annual capacity                                     311,000 tons annual capacity
24,000 tons 2001 shipments                 Capacity:  tons      264,000 tons 2001 shipments                Capacity: tons
----------------------------------------------------------      ---------------------------------------------------------
Oklahoma:  Pryor                                                California

Dry roofing felt ................................   30,000      San Leandro (G) ................................   72,000

                                                                New Jersey

                                                                Delair (G)* ....................................   60,000

                                                                Oklahoma

Tall Oil and Specialty Chemical Plants:  3                      Pryor (G) ......................................   69,000

408,000,000 lbs. annual capacity                                Canada
325,000,000 lbs. 2001 shipments            Capacity:  lbs.
----------------------------------------------------------      Thorold (G) ....................................  110,000

Arkansas:  Crossett (2 plants)
                                                                * Sold March 1, 2002
Tall oil ...................................    34,000,000

Tall oil distillation ......................   220,000,000

Rosin derivatives ..........................    18,000,000

Rosin size .................................   107,000,000

Illinois: Chicago

Tall oil ...................................    29,000,000






                           Georgia-Pacific Corporation
                     Building Products Distribution Centers


Domestic:  64
Alabama                       Louisiana                       North Dakota

Birmingham                    Baton Rouge                     Fargo

Arkansas                      New Orleans                     Ohio

Little Rock                   Shreveport                      Akron

California                    Maine                           Oklahoma

Fremont                       Portland                        Tulsa

Los Angeles                   Maryland                        Oregon

Riverside                     Baltimore                       Portland

Sacramento                    Massachusetts                   Pennsylvania

San Diego                     Bellingham                      Allentown

Colorado                      Michigan                        Pittsburgh

Denver                        Detroit                         South Carolina

Connecticut                   Grand Rapids                    Charleston

Newtown                       Minnesota                       South Dakota

Florida                       Minneapolis                     Sioux Falls

Jacksonville                  St. Paul                        Tennessee

Lake City                     Mississippi                     Erwin

Miami                         Jackson                         Memphis

Pensacola                     Missouri                        Nashville

Tampa                         Kansas City                     Texas

Georgia                       Springfield                     El Paso

Atlanta                       St. Louis                       Fort Worth

Idaho                         New Jersey                      Harlingen

Boise                         Denville                        Houston

Illinois                      New Mexico                      Lubbock

Chicago                       Albuquerque                     San Antonio

Indiana                       New York                        Vermont

Elkhart                       Buffalo                         Burlington

Iowa                          Long Island                     Virginia

Des Moines                    North Carolina                  Norfolk

Kentucky                      Asheville                       Richmond

Florence                      Charlotte                       Washington

                              Raleigh                         Seattle

                              Whiteville                      Wisconsin

International: 1                                              Wausau

Vancouver, Canada

                           Georgia-Pacific Corporation
                           Packaging Plants and Mills
                  Capacities are stated as of December 29, 2001

Linerboard (L) and Medium (M) Mills: 4                               Corrugated Packaging Plants: 46
3,763,600 tons annual capacity                                       3,493,600 tons annual capacity
3,414,400 tons 2001 shipments               Capacity: tons           2,742,100 tons 2001 shipments
----------------------------------------------------------
                                                                     Capacity: tons
                                                                     --------------
Georgia                                                              Alabama                                New Jersey

Cedar Springs (L)..............................    896,600           Huntsville                             Milford

Cedar Springs (M)..............................    268,700           Tarrant City                           New Mexico

Mississippi                                                          California                             Santa Teresa

Monticello (L).................................  1,091,000           Anaheim                                New York

Oregon                                                               Buena Park                             Batavia

Toledo (L).....................................    539,100           Madera                                 Schenectady

Toledo (M).....................................    358,000           Modesto                                North Carolina

Virginia                                                             San Francisco                          Asheboro

Big Island (L).................................    271,400           Florida                                Ohio

Big Island (M).................................    338,800           Lake Placid                            Akron

South Carolina                                                       Georgia                                Cincinnati

Sonoco *(M)....................................    187,500           Albany                                 Circleville

                                                                     Augusta                                Cleveland
* Unconsolidated joint venture not included in capacity or
shipment totals                                                      Doraville                              West Chester

                                                                     Illinois                               Pennsylvania

Other Pulp and Paper Facilities: 7                                   Chicago                                Bradford
----------------------------------
Other Converting Plants: 7                                           Mount Olive                            Mt. Wolf
187,000 tons annual capacity
83,600 tons 2001 shipments                  Capacity: tons           Indiana                                Philadelphia
----------------------------------------------------------
                                                                     Indianapolis                           South Carolina
California
Fresno Specialty Coatings                           17,000           Iowa                                   Spartanburg
Madera Graphics Coralure**                          18,000
Visalia Litho Laminating**                          18,000           Dubuque**                              Tennessee

Georgia                                                              Monticello**                           Chattanooga***
Valdosta Preprinted linerboard.................     27,000
                                                                     Louisiana                              Cleveland
Indiana
                                                                     West Monroe                            Lebanon
Richmond Litho Laminating**....................     55,000
                                                                     Massachusetts                          Memphis
Mississippi
                                                                     Franklin                               Texas
Pelahatchie Litho Laminating**.................     18,000
                                                                     Michigan                               Denton
Ohio
                                                                     Albion                                 Waxahachie
West Chester Specialty Coatings................     34,000
                                                                     Milan                                  Virginia

                                                                     Owosso                                 Martinsville

                                                                     Missouri                               Washington

                                                                     Kansas City                            Olympia

                                                                                                            Wisconsin

                                                                                                            Oshkosh

                                                                                                            Sheboygan



 ** Acquisition of the remainder of joint venture, Color Box LLC, November 2001

*** Unconsolidated joint venture not included in capacity or shipment totals


                           Georgia-Pacific Corporation

                    Bleached Pulp and Paper Plants and Mills

                  Capacities are stated as of December 29, 2001

Communication Papers Mills:  4                                  Market Pulp  Mills Fluff (F), Hardwood (HW), Softwood (SW):  3
1,212,000 tons annual capacity                                  1,651,900 tons annual capacity
1,257,000 tons 2001 shipments               Capacity: tons      1,534,600 tons 2001 shipments                 Capacity:  tons
----------------------------------------------------------      -------------------------------------------------------------
Arkansas                                                        Georgia

Crossett ........................................  202,000      Brunswick (F) .....................................  843,650

Louisiana                                                       Maine

Port Hudson .....................................  592,000      Old Town (HW) .....................................  180,000

Oregon                                                          Mississippi

Wauna ...........................................  113,000      New Augusta (SW) ..................................  628,200

Washington

Camas ...........................................  305,000
                                                                Poly Coating Plants:  2
                                                                240,000 tons annual capacity
                                                                189,000 tons 2001 shipments                     Capacity: tons
                                                                --------------------------------------------------------------

Other Paperboard Mills - Bleached Board (B), Kraft (K),         Arkansas
Linerboard (L):  3
829,000 tons annual capacity                                    Crossett ..........................................  140,000
805,500 tons 2001 shipments                Capacity:  tons
----------------------------------------------------------      Georgia

Alabama                                                         St. Marys .........................................  100,000

Naheola (B) .....................................  305,000

Arkansas

Crossett (B) ....................................  207,000

Crossett (L) ....................................   22,000

Florida:

Palatka (K) .....................................  277,000

Palatka (L) .....................................   18,000

                           Georgia-Pacific Corporation

                   Bleached Pulp & Paper Distribution Centers

 Total Locations:  255
 ---------------------
Domestic:  210
--------------

Alabama                          Connecticut              Iowa                           Sparks (2)            Rhode Island
   Birmingham (2)                   Milford                  Des Moines              New Jersey                   East Providence
   Mobile                           Windsor (2)           Kansas                         Camden                South Carolina
Alaska                           Delaware                    Lenexa                      Little Ferry             Columbia (2)
   Anchorage                        New Castle               Olathe                      North Bergen          South Dakota
   Fairbanks                     Florida                     Wichita                 New Mexico                   Sioux Falls (2)
Arizona                             Clearwater            Kentucky                      Albuquerque            Tennessee
   Glendale                         Ft. Lauderdale           Louisville                 Farmington                Chattanooga
   Mesa                             Jacksonville (6)      Louisiana                  New York                     Knoxville
   Phoenix                          Longwood                 Baton Rouge                Albany                    Memphis
   Tucson                           Medley                   Shreveport                  Binghamton               Nashville (2)
Arkansas                            Miami                 Maine                          Farmington            Texas
   Little Rock                      Miramar                  Bangor                     New York City             Austin (3)
California                          Orlando (2)           Maryland                      Rochester                 Carrollton (2)
   Bakersfield (2)                  Sarasota                 Capitol Heights                                      Dallas
   Chico                            St. Petersburg           Jessup                  North Carolina               Ft. Worth
   City of Commerce (2)             Tallahassee              Rockville                  Charlotte                 Houston
   El Cajon                         Tampa (4)             Massachusetts                 Garner                    Lubbock
   El Centro                        West Palm Beach          Mansfield                  Raleigh                   McAllen
   Emeryville                    Georgia                     Southborough               Rocky Mount               San Antonio
   Escondido                        Atlanta (2)              Waltham                    Winston-Salem             Tyler
   Fresno (3)                       College Park          Michigan                   North Dakota              Utah
   Grover Beach                     Doraville                Kalamazoo                  Fargo                     Ogden
   Hayward                          Macon                    Lansing                 Ohio                         Provo
   La Palma (2)                     Marietta                 Livonia                    Cincinnati                Salt Lake City (2)
   Los Angeles (3)                  Norcross (2)             Rochester Hills            Cleveland                 St. George
   Mira Loma                        Roswell                  Southfield                 Columbus (2)           Virginia
   Pleasanton                    Idaho                       Sterling Heights         Independence                Norfolk
   Rancho Cucamonga                 Boise (2)             Minnesota                  Oklahoma                     Richmond (2)
   Sacramento                       Idaho Falls              Brooklyn Park              Oklahoma City (2)      Washington
   Salinas                       Illinois                 Missouri                      Tulsa (2)                 Kent (2)
   San Bernadino                    Addison                  Independence            Oregon                       Renton
   San Diego (2)                    Des Plaines              Joplin                     Eugene                    Spokane (2)
   San Jose                         Itasca                   St. Louis (2)              Medford                   Tacoma
   Santa Ana                        Joliet                Montana                       Milwaukie (2)          West Virginia
   Santa Barbara                    Morton                   Billings                   Portland (2)              Huntington
   Santa Rosa (2)                   Quincy                   Great Falls                Tigard                 Wisconsin
   Sherman Oaks                  Indiana                     Missoula                Pennsylvania                 Appleton
   South San Francisco              Indianapolis          Nebraska                      Exton                     Brookfield
   West Sacramento                  South Bend               Omaha                      Fort Washington           Janesville
Colorado                                                  Nevada                        Philadelphia (2)          La Crosse
   Denver (3)                                                Las Vegas (3)              Pittsburgh (2)            New Berlin
                                                                                        Reading                   Wisconsin Rapids

                                      -11-

                           Georgia-Pacific Corporation
             Bleached Pulp & Paper Distribution Centers (continued)

Canada:   24                                       Mexico:     21
------------                                       --------------
Alberta                                            Acapulco
   Calgary  (2)                                    Cabo San Lucas
   Edmonton                                        Cancun
                                                   Chihuahua
British Columbia                                   Guadalajara
   Vancouver                                       Hermosillo
   Victoria                                        CD. Juarez
   Prince George                                   Leon
   Richmond                                        Mazatlan
                                                   Mexico City (2)
Manitoba                                           Monterrey
   Winnipeg (2)                                    Morelia
                                                   Nogales
New Brunswick                                      C.D. Obregon
   Moncton                                         Puerto Vallarta
   Saint John                                      Queretaro
                                                   Reynosa
Nova Scotia                                        San Luis Potosi
   Dartmouth                                       Tijuana
                                                   Tlalnepantla
Ontario
   London
   Mississauga
   Ottawa
   Windsor
   Toronto (3)

Quebec
   Quebec
   St. Laurent

Saskatchewan
   Saskatoon
   Regina

Newfoundland
   St. John's

                           Georgia-Pacific Corporation

                  Capacities are stated as of December 29, 2001

Tissue Mills:  27                                                    Tissue Product Mills:  36
3,800,600 tons annual capacity                                       4,222,800 tons annual capacity
3,613,300 tons 2001 shipments                  Capacity:  tons       3,345,900 tons 2001 shipments                  Capacity:  tons
--------------------------------------------------------------       --------------------------------------------------------------
Alabama                                                              Alabama
Naheola .............................................  277,000       Naheola .............................................  278,000
Arkansas                                                             Arkansas
Crossett ............................................  256,500       Crossett ............................................  227,500
Florida                                                              Florida
Palatka .............................................  218,700       Palatka .............................................  165,300
Georgia                                                              Georgia
Rincon ..............................................  400,000       Rincon ..............................................  408,000
Louisiana                                                            Louisiana
Port Hudson .........................................   94,700       Port Hudson .........................................   44,500
Maine                                                                Maine
Old Town ............................................   90,000       Old Town ............................................  103,000
New York                                                             New York
Plattsburgh .........................................  133,000       Plattsburgh .........................................  127,300
Oklahoma                                                             Oklahoma
Muskogee ............................................  337,000       Muskogee ............................................  364,600
Oregon                                                               Oregon
Halsey ..............................................  107,000       Halsey ..............................................  144,000
Wauna ...............................................  200,000       Wauna ...............................................  182,500
Washington                                                           Washington
Bellingham ..........................................   89,000       Bellingham ..........................................   81,000
Camas ...............................................  141,000       Camas ...............................................  198,100
Wisconsin                                                            Wisconsin
Green Bay (East) ....................................  180,000       Green Bay (East) ....................................  189,500
Green Bay (West) ....................................  426,000       Green Bay (West) ....................................  549,500
Finland                                                              China
Nokia ...............................................  102,000       Shanghai ............................................   16,000
France                                                               Finland
Gien ................................................   88,500       Ikaalin .............................................    6,800
Hondouville .........................................   88,000       Nokia ...............................................   83,600
Kunheim .............................................   78,500       France
Greece                                                               Gien ................................................   87,800
Patras ..............................................   20,000       Hondouville .........................................  110,100
Italy                                                                Kunheim .............................................  111,100
Avigliano ...........................................   14,000       Sotteville ..........................................  111,000
Castelnuovo .........................................   50,500       Greece
Netherlands                                                          Athens ..............................................   24,600
Cujik ...............................................   64,000       Ireland
Spain                                                                Dublin ..............................................   31,000
Allo ................................................  104,500       Italy
United Kingdom                                                       Avigliano ...........................................    8,000
Brigend .............................................   85,200       Castelnuovo .........................................   66,500
Oughtibridge ........................................   41,600       Mexico
Stubbins ............................................  113,900       Toluca ..............................................   27,000
Turkey                                                               Netherlands
Karamursel* .........................................   95,900       Cujik ...............................................   97,000
                                                                     Russia
* Unconsolidated Joint Venture not included in total capacity or     Ivanteevka ..........................................    7,900
shipment numbers.                                                    Spain
                                                                     Allo ................................................   96,900
                                                                     Canary Islands ......................................    3,300
                                                                     Turkey
                                                                     Karamursel* .........................................   62,800


                           Georgia-Pacific Corporation
                 Consumer Products Plants and Mills (continued)
                  Capacities are stated as of December 29, 2001

Dixie Plants:  12
-----------------
58,000,000 cases annual capacity
41,000,000 cases 2001 shipments               Capacity:  cases
--------------------------------------------------------------
Bowling Green, KY ................................   2,900,000          United Kingdom
Bentworth, Ontario ...............................   2,500,000
Bramton, Ontario .................................   2,000,000          Brigend .........................................  83,700
Darlington, SC ...................................   6,500,000          Horwich .........................................  91,700
Edmonton, Alberta ................................     700,000          Newcastle .......................................  12,700
Epic, MI .........................................   4,500,000          Oughtibridge ....................................  66,900
Fort Smith, AR ...................................   4,100,000          Wrexham .........................................  16,400
Lehigh Valley, PA ................................  11,100,000
Leominster, MA ...................................   4,500,000
Lexington, KY ....................................  12,300,000
Los Angeles, CA ..................................   5,300,000
Sandusky, OH .....................................   1,800,000          Polyethlene Film Plant:  1
                                                                        21,000,000 lbs. annual capacity
                                                                        20,900,000 lbs. 2001 shipments             Capacity:  lbs.
                                                                        ----------------------------------------------------------
                                                                        North Carolina
Other Operations:  7                                                    Hamlet .......................................  21,000,000
--------------------

                                                                        Polyethlene Wrapping Plant:  1
Non-woven Plant:  1                                                     7,000 tons annual capacity
2,500 tons annual capacity                                              7,000 tons 2001 shipments                  Capacity:  tons
2,000 tons 2001 shipments                      Capacity:  tons          ----------------------------------------------------------
--------------------------------------------------------------          New York
Wisconsin
                                                                        Warwick ...........................................  7,000
Green Bay (West) ...................................     2,500


                                                                        Cotton Converting Plant:  1

                                                                        3,500 tons annual capacity
Airlaid Plants: 3                                                       2,700 tons 2001 shipments                  Capacity:  tons
50,500 tons annual capacity                                             ----------------------------------------------------------
42,500 tons 2001 shipments                     Capacity:  tons          France
--------------------------------------------------------------
Wisconsin                                                               Brionne ...........................................  3,500

Green Bay (East) ...................................    15,000

Green Bay (West) ...................................    25,000

France                                                                  Closed Chemical Operations: 3
                                                                        -----------------------------
Gien ...............................................    10,500
                                                                        Lignin Plants:  2

                                                                        35,400 tons 2001 shipments                 Capacity:  tons
                                                                        ----------------------------------------------------------
                                                                        Houston, TX
                                                                        Bellingham, WA

                                                                        Alcohol Plant:  1

                                                                        136,000 gals. 2001 shipments                Capacity: gals
                                                                        ----------------------------------------------------------
                                                                        Bellingham, WA